Prime Credit Card Master Trust					13-Apr-04
					04:23 PM
Settlement Statement
-	-	--

Distribution Date:					15-Apr-04

Monthly Period:		March, 2004
		29-Feb-04
		03-Apr-04

(i) Collections					$503,924,139
Finance Charge					46,614,387
Principal					457,309,752

(ii) Investor Percentage - Principal Collections					03-Apr-04

	Series 2000-1				24.4%
	A				20.5%
	B				2.0%
	C				2.0%

	Series 1992-3				0.0%
	A				0.0%
	B				0.0%

(iii) Investor Percentage - Finance Charge Collections, Receivables

	Series 2000-1				24.4%
	A				20.5%
	B				2.0%
	C				2.0%

	Series 1992-3				0.0%
	A				0.0%
	B				0.0%

(iv) Distribution Amount per $1,000				15-Apr-04

	Series 2000-1				$5.583
	A				5.583
	B				0.000
	C				0.000

	Series 1992-3				$0.000
	A				0.000
	B				0.000

	Total $'s Distributed
	Series 2000-1				$2,233,333.33
	Series 1992-3				$0.00

(v) Allocation to Principal per $1,000				15-Apr-04

	Series 2000-1				$0.000
	A				0.000
	B				0.000
	C				0.000

	Series 1992-3				$0.000
	A				0.000
	B				0.000

	Total $'s Distributed				$0.00
	Series 2000-1				$0.00
	Series 1992-3				$0.00

(vi) Allocation to Interest per $1,000				15-Apr-04

	Series 2000-1				$5.583
	A				5.583
	B				0.000
	C				0.000

	Series 1992-3				$0.000
	A				0.000
	B				0.000

	Total $'s Distributed
	Series 2000-1				$2,233,333.33
	Series 1992-3				$0.00

(vii) Investor Default Amount

	Series 2000-1				$3,631,445.51
	A				$3,050,353.23
	B				290,546.14
	C				290,546.14

	Series 1992-3				$0.00
	A				$0.00
	B				$0.00

(viii) Investor Charge Offs
			Charge Offs		Reimbursements
	Series 2000-1		$0.00		$0.00
	A		0.00		0.00
	B		0.00		0.00
	C		0.00		0.00

	Series 1992-3		$0.00		$0.00
	A		0.00		0.00
	B		0.00		0.00

(ix) Servicing Fee

	Series 2000-1				$793,666.67
	A				666,666.67
	B				63,500.00
	C				63,500.00

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(x) Deficit Controlled Amortization Amount

	Series 2000-1				$0.00
	A				0.00
	B				0.00
	C				0.00

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(xi) Receivables in Trust			03-Apr-04		$2,042,844,917.51
Principal Receivables in Trust					$1,950,344,899.65

(xii) Invested Amount			03-Apr-04

	Series 2000-1				$476,200,000.00
	A				400,000,000.00
	B				38,100,000.00
	C				38,100,000.00

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(xiii) Enhancement					NA

(xiv) Pool Factor					NA

(xv) Yield Factor					8.872%
Finance Charge Receivables Factor					4.528%

(xvi) Payout Event

	Series 2000-1				NO
	Series 1992-3				NO

(xvii) Other

	Delinquency

	Current			92.02%	$1,780,314,251
	1-29 days			3.68%	$71,147,296
	30-59 days			1.28%	$24,831,757
	60-89 days			0.82%	$15,785,331
	90-119 days			0.64%	$12,463,505
	120-149 days			0.61%	$11,858,663
	150 days +			0.95%	$18,419,358
	Total			100.00%	$1,934,820,160

	Balance in Principal Funding Account			3-Apr-04	$0

Last Updated on 4/15/04
By Federated